                                 AMENDMENT NO. 3
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                          SHORT-TERM INVESTMENTS TRUST

          This Amendment No. 3 (the "Amendment") Amended and Restated Agreement and Declaration of Trust of Short-Term Investments Trust (the "Trust") amends, effective October 30, 2007, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to abolish of Cash Assets Portfolio;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 30, 2007.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                   SCHEDULE A

                          SHORT-TERM INVESTMENTS TRUST
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                           CLASSES OF EACH PORTFOLIO
---------                           -------------------------
Government & Agency Portfolio       Cash Management Class
                                    Corporate Class
                                    Institutional Class
                                    Personal Investment Class
                                    Private Investment Class
                                    Reserve Class
                                    Resource Class
                                    Sweep Class

Government TaxAdvantage Portfolio   Cash Management Class
                                    Corporate Class
                                    Institutional Class
                                    Personal Investment Class
                                    Private Investment Class
                                    Reserve Class
                                    Resource Class
                                    Sweep Class

Liquid Assets Portfolio             Cash Management Class
                                    Corporate Class
                                    Institutional Class
                                    Personal Investment Class
                                    Private Investment Class
                                    Reserve Class
                                    Resource Class
                                    Sweep Class

STIC Prime Portfolio                Cash Management Class
                                    Corporate Class
                                    Institutional Class
                                    Personal Investment Class
                                    Private Investment Class
                                    Reserve Class
                                    Resource Class
                                    Sweep Class

Treasury Portfolio                  Cash Management Class
                                    Corporate Class
                                    Institutional Class
                                    Personal Investment Class
                                    Private Investment Class
                                    Reserve Class
                                    Resource Class
                                    Sweep Class